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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT – May 7, 2009

(Date of Earliest Event Reported)

COLUMBIA LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Commission File No.  1-10352

Delaware	59-2758596
(State of Incorporation)	(I.R.S. Employer Identification No.)

354 Eisenhower Parkway Livingston, New Jersey	07039
(Address of principal executive offices)	Zip Code

Registrant’s telephone number, including area code:  (973) 994-3999

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02                      Results of Operations and Financial Condition

On May 7, 2009, Columbia Laboratories, Inc. (the “Company”), issued a press release entitled, “Columbia Laboratories Reports First Quarter 2009 Financial Results.” A copy of the press release issued by the Company is furnished herewith as Exhibit 99.1.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Current Report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 9.01                      Financial Statements and Exhibits

 (d)        Exhibits.

99.1	Press Release dated May 7, 2009, entitled “Columbia Laboratories Reports First Quarter 2009 Financial Results.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 7, 2009

COLUMBIA LABORATORIES, INC.

By: /S/ James A. Meer
James A. Meer
Senior Vice President, Chief Financial Officer
& Treasurer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated May 7, 2009, entitled “Columbia Laboratories Reports First Quarter 2009 Financial Results.”